UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 22, 2025
WINTRUST FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Illinois	001-35077	36-3873352
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
9700 West Higgins Road
Rosemont, Illinois 60018
(Address of principal executive offices)
Registrant’s telephone number, including area code (847) 939-9000
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a‑12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, no par value	WTFC	The NASDAQ Global Select Market
Series D Preferred Stock, no par value	WTFCM	The NASDAQ Global Select Market
Series E Preferred Stock, no par value	WTFCP	The NASDAQ Global Select Market
Series F Preferred Stock, no par value	WTFCN	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.        ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e)     Wintrust Financial Corporation 2025 Stock Incentive Plan
At the 2025 Annual Meeting of Shareholders (the “Annual Meeting”) of Wintrust Financial Corporation (the “Company”) held on May 22, 2025, the Company's shareholders approved the Wintrust Financial Corporation 2025 Stock Incentive Plan (the “2025 Plan”), which had been previously approved by the Company's Board of Directors (the “Board of Directors”) subject to shareholder approval. The following paragraphs provide a summary of certain terms of the 2025 Plan.
The 2025 Plan is intended to provide the Company with the ability to provide market- responsive, stock-based incentives and other rewards for officers, employees, directors and consultants of the Company and its subsidiaries that (i) provide such award recipients with a stake in the growth of the Company and (ii) encourage them to continue in the service of the Company and its subsidiaries. The Compensation Committee of the Board of Directors will administer the 2025 Plan and will designate the eligible award recipients under the 2025 Plan.
Under the 2025 Plan, the Company may grant: (i) nonqualified stock options; (ii) “incentive stock options” (within the meaning of Section 422 of the Internal Revenue Code); (iii) stock appreciation rights; (iv) restricted shares; (v) restricted share units; (vi) performance awards; (vii) stock awards; and (viii) other incentive awards. Subject to the terms and conditions of the 2025 Plan, the number of shares authorized for grants under the 2025 Plan is 1,825,000 plus any shares available for awards under the Wintrust Financial Corporation 2022 Stock Incentive Plan as of the effective date of the 2025 Plan. The number of shares that remain available for future grants under the 2025 Plan will be reduced by an amount equal to the number of shares subject to each award granted under the 2025 Plan.
The foregoing description of the 2025 Plan is qualified in its entirety by the text of the 2025 Plan, which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 5.07.	Submission of Matters to a Vote of Security Holders
At the Annual Meeting, the Company’s shareholders (i) elected all thirteen of the Company’s director nominees, (ii) approved the 2025 Plan, (iii) approved an advisory (non-binding) proposal approving the Company’s 2024 executive compensation as described in the Company’s proxy statement, and (iv) ratified the appointment of Ernst & Young LLP to serve as the Company’s independent registered public accounting firm for the fiscal year 2025. The results of the vote at the Annual Meeting were as follows:
Proposal No. 1 — Election of Directors

	Votes For		Votes Against	Abstentions	Broker Non-Votes
Elizabeth H. Connelly	59,004,839		810,981	188,066	2,838,300
Timothy S. Crane	59,859,049		114,241	30,596	2,838,300
Peter D. Crist	54,072,131		5,880,764	50,991	2,838,300
William J. Doyle	58,888,710		1,069,900	45,276	2,838,300
Marla F. Glabe	59,665,603		294,941	43,342	2,838,300
H. Patrick Hackett, Jr.	57,633,210		2,319,027	51,649	2,838,300
Brian A. Kenney	59,049,356		924,739	29,791	2,838,300
Deborah L. Hall Lefevre	59,055,933	q	790,879	157,074	2,838,300
Suzet M. McKinney	59,000,822		816,331	186,733	2,838,300
Richard L. Postma	59,851,015		122,977	29,894	2,838,300
Gregory A. Smith	59,703,640		191,015	109,231	2,838,300

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Karin Gustafson Teglia	59,246,096	715,867	41,923	2,838,300
Alex E. Washington, III	59,115,652	840,577	47,657	2,838,300
Proposal No. 2 — Adoption of the Company's 2025 Stock Incentive Plan

Votes For	Votes Against	Abstentions	Broker Non-Votes
58,602,881	1,368,755	32,250	2,838,300
Proposal No. 3 — Advisory Vote on 2024 Executive Compensation

Votes For	Votes Against	Abstentions	Broker Non-Votes
58,801,191	1,143,994	58,701	2,838,300
Proposal No. 4 — Ratification of Independent Registered Public Accounting Firm

Votes For	Votes Against	Abstentions	Broker Non-Votes
59,591,767	3,206,601	43,818	—

Item 9.01.	Financial Statements and Exhibits
(d)	Exhibits.

Exhibit No.	Description
10.1	Wintrust Financial Corporation 2025 Stock Incentive Plan

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WINTRUST FINANCIAL CORPORATION (Registrant)
By:	/s/Kathleen M. Boege
Kathleen M. Boege Executive Vice President, Chief Legal Officer and Corporate Secretary
Date: May 23, 2025
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